Exhibit 10.1

Exeution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2012, is made by and among QRE OPERATING, LLC, a Delaware limited liability company (“Borrower”); QR ENERGY, LP, a Delaware limited partnership (“QRE MLP”); QRE GP, LLC, a Delaware limited liability company (“General Partner”); WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of December 17, 2010, as amended by that certain First Amendment to Credit Agreement, dated as of October 3, 2011, that certain Second Amendment to Credit Agreement, dated as of March 16, 2012, and that certain Third Amendment to Credit Agreement, dated as of April 11, 2012 (as so amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, the Administrative Agent and the undersigned Lenders do hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Agreement” is amended and restated in its entirety as follows:

“Agreement” means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated, including, without limitation, by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

(ii) The definition of “Total Debt” is amended and restated in its entirety as follows:

“Total Debt” means, at any date, all Debt (excluding, to the extent permitted under Section 9.02(b), all surety or other bonds and similar instruments as well as the undrawn amount of any outstanding Letters of Credit) of QRE MLP and its Consolidated Subsidiaries on a consolidated basis.

(iii) The definition of “LC Commitment” is amended and restated in its entirety as follows:

“LC Commitment” means, at any time, $30,000,000.

(iv) By adding the following defined terms in appropriate alphabetical order:

“Danmark Transactions” means the consummation of the acquisition from Danmark East Texas Field L.P. and Danmark Operating Company LLC, and delivery of the Danmark Transaction Documents, each in form and substance satisfactory to the Administrative Agent.

“Danmark Transaction Documents” means the agreements and instruments described or referred to on Schedule I to the Fourth Amendment and all other agreements, instruments or documents entered into on or before the Fourth Amendment Effective Date in connection with the foregoing.

“Danmark Transaction Properties” means all Property proposed to be acquired by QRE MLP, the Borrower or its Subsidiaries on or before the Fourth Amendment Effective Date pursuant to the Danmark Transaction Documents.

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of December 20, 2012, by and among Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders.

“Fourth Amendment Effective Date” means the date on which the conditions specified in Section 2 of the Fourth Amendment are satisfied (or waived by each Lender in accordance with Section 12.02).

“Jay Transactions” means the transactions pursuant to which the Jay Transaction Properties will be transferred from each of Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC to the Borrower and the execution and delivery of the Jay Transaction Documents, each in form and substance satisfactory to the Arrangers.

“Jay Transaction Documents” means the agreements and instruments described or referred to on Schedule II to the Fourth Amendment and all other agreements, instruments or documents entered into on or before the Fourth Amendment Effective Date in connection with the foregoing.

“Jay Transaction Properties” means all Property proposed to be acquired by QRE MLP, the Borrower or its Subsidiaries on or before the Fourth Amendment Effective Date pursuant to the Jay Transaction Documents.

(b) Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:

“For the period from and including the Fourth Amendment Effective Date to but excluding the first Redetermination Date to occur after such date, the amount of the Borrowing Base shall be $900,000,000.”

(c) Section 9.02(b) is hereby amended in its entirety as follows:

“(b) Debt associated with bonds or surety obligations in connection with the operation of the Oil and Gas Properties in the ordinary course of business; provided, however, that any such Debt associated with bonds or surety obligations shall not exceed $45,000,000.”

2. Conditions Precedent. This Amendment shall not become effective until the date on or before January 15, 2013 on which each of the following conditions is satisfied (or waived by each Lender in accordance with Section 12.02 of the Credit Agreement):

(a) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such party.

(b) The Administrative Agent, Wells Fargo Securities, LLC and the Lenders shall have received all commitment fees and all other fees and amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the Fourth Amendment Effective Date, the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent).

(c) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Responsible Officer setting forth (i) resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of the Borrower to execute and deliver this Amendment and to enter into the transactions contemplated by this Amendment, (ii) the officers of the General Partner (y) who are authorized to sign this Amendment and (z) specimen signatures of such authorized officers, and (iii) all waivers, amendments, supplements or other modifications to any Organizational Documents of the General Partner and each Obligor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D to the Credit Agreement, duly and properly executed by a Responsible Officer and dated as of the Fourth Amendment Effective Date.

(e) The Administrative Agent shall have received (i) a certificate of a Responsible Officer certifying: (A) that the Danmark Transactions have been consummated in accordance with applicable law and the terms of the Danmark Transaction Documents (with all of the material conditions precedent thereto having been satisfied by the parties thereto); and (B) that no provision of the Danmark Transaction Documents have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Borrower, QRE MLP or the Lenders; (ii) a true and complete executed copy of each of the Danmark Transaction Documents (including all amendments thereto); (iii) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the Danmark Transaction Properties; and (iv) such other related documents and information as the Administrative Agent shall have reasonably requested.

(f) The Administrative Agent shall have received (i) a certificate of a Responsible Officer certifying: (A) that the Jay Transactions are being concurrently consummated in accordance with applicable law and the terms of the Jay Transaction Documents (with all of the material conditions precedent thereto having been satisfied by the parties thereto); (B) that no provision of the Jay Transaction Documents have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Borrower, QRE MLP or the Lenders; and (C) that the sum of (1) the amount by which the Borrowing Base exceeds the Revolving Credit Exposures and (2) Borrower’s unrestricted cash and cash equivalents, upon the Fourth Amendment Effective Date after giving effect to the consummation of the Jay Transactions, equals or exceeds $75,000,000; (ii) a true and complete executed copy of each of the Jay Transaction Documents (including all amendments thereto); (iii) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the Jay Transaction Properties; and (iv) such other related documents and information as the Administrative Agent shall have reasonably requested. The Jay Transaction Documents shall be in form and substance satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received (x) evidence that (1) any Liens on the Jay Transaction Properties shall be released upon or prior to the consummation of the Jay Transactions and (2) any Liens on the Danmark Transaction Properties were released upon or prior to the consummation of the Danmark Transactions, and (y) all Lien releases, UCC-3’s, or other documents or instruments necessary or desirable to effect such Lien releases shall have been executed and delivered to the Administrative Agent in form and substance satisfactory to the Administrative Agent.

(h) The Administrative Agent shall be reasonably satisfied with the environmental condition of the Danmark Transaction Properties and the Jay Transaction Properties.

(i) The Administrative Agent shall have received an opinion of (i) Latham Watkins L.L.P., special counsel to the Borrower, and (ii) local counsel for each state in which any Danmark Transaction Property or Jay Transaction Property is located, in each case in form and substance satisfactory to the Administrative Agent.

(j) The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the Borrower has received all consents and approvals required by Section 7.03 of the Credit Agreement.

(k) The Administrative Agent shall have received a Reserve Report with respect to the Borrowing Base Properties, including the Danmark Transaction Properties and the Jay Transaction Properties, prepared by Internal Petroleum Engineers accompanied by a certificate signed by a Responsible Officer covering the matters described in Section 8.12(c) of the Credit Agreement.

(l) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of all Security Instruments that are determined by the Administrative Agent to be necessary or desirable in order to permit the Administrative Agent to be reasonably satisfied that the Security Instruments will create upon recording first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the proved Oil and Gas Properties evaluated in the Reserve Report delivered pursuant to clause (k) above.

(m) The Administrative Agent shall have received the preliminary unaudited pro forma balance sheet of QRE MLP as of September 30, 2012.

(n) The Administrative Agent shall have received appropriate Uniform Commercial Code search certificates reflecting no prior Liens encumbering the Properties of the Obligors for each of the following jurisdictions: Delaware and any other jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03 of the Credit Agreement.

(o) The Administrative Agent shall have received copies of the hedging arrangements described on Schedule III attached hereto (the “Jay and Danmark Hedging Arrangements”). The Administrative Agent shall have received satisfactory evidence that such Jay and Danmark Hedging Arrangements are fully effective on the Fourth Amendment Effective Date.

(p) The Administrative Agent shall have completed and be satisfied with due diligence (including regarding business, financial, reserve, legal and environmental matters) relative to the Danmark Transactions, the Jay Transactions, the Danmark Transaction Properties, the Jay Transaction Properties, QRE MLP, the Borrower, and the Subsidiaries.

(q) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding.

3. Representations True; No Default. Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

4. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

5. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or the Lenders by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower, the Administrative Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	QRE OPERATING, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement

QRE MLP:	QR ENERGY, LP

	By:	QRE GP, LLC its General Partner

		By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement

GENERAL PARTNER:	QRE GP, LLC

	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and a Lender

	By:	/s/ Todd Fogle
	Name:	Todd Fogle
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	JPMORGAN CHASE BANK, N.A. as a Lender

	By:	/s/ Jo Linda Papdakis
Jo Linda Papadakis
Authorized Officer

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Sandra M. Serie
	Name:	Sandra M. Serie
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Matthew L. Molero
	Name:	Matthew L. Molero
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Justin Crawford
	Name:	Justin Crawford
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	ING CAPITAL LLC

	By:	/s/ Richard Ennis
	Name:	Richard Ennis
	Title:	Managing Director

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	UNION BANK, N.A.

	By:	/s/ Brian Caddell
	Name:	Brian Caddell
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	SCOTIABANC INC.

	By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	REGIONS BANK

	By:	/s/ Daniel G. Steele
	Name:	Daniel G. Steele
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	COMPASS BANK

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Managing Director

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Jonathan H. Lee
	Name:	Jonathan H. Lee
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Director

	By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Associate

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Managing Director

	By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Director

Signature Page to Fourth Amendment to Credit Agreement

LENDER:	BARCLAYS BANK PLC.

	By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Vice President

Signature Page to Fourth Amendment to Credit Agreement

SCHEDULE I

DANMARK TRANSACTION DOCUMENTS

1. Purchase and Sale Agreement by and among Danmark East Texas Field L.P., Danmark Operating Company LLC (collectively, “Seller”) and Quantum Resources Management, L.L.C., as “Buyer”, dated October 26, 2012.

2. All exhibits, forms or other documents attached to the foregoing agreement.

3. Assignment and Bill of Sale from Danmark East Texas Field L.P. and Danmark Operating Company LLC to QRE Operating, LLC, dated December 4, 2012.

4. All other instruments or documents entered into on or before the Fourth Amendment Effective Date in connection with the foregoing.

Schedule I

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Fourth Amendment to Credit Agreement

SCHEDULE II

JAY TRANSACTION DOCUMENTS

1. Purchase and Sale Agreement by and among Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC (collectively, “Seller”) and QRE Operating, LLC, as “Buyer”, in form and substance reasonably satisfactory to the Administrative Agent.

2. All exhibits, forms or other documents attached to the foregoing agreement.

3. All other instruments or documents entered into on or before the Fourth Amendment Effective Date in connection with the foregoing.

Schedule II

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Fourth Amendment to Credit Agreement

SCHEDULE III

JAY HEDGING

Oil Hedges
BAML						Wells
Year	Transaction Date	Trade ID #	Index	Swap Volume (Bbls)	Swap Price	Year	Transaction Date	Trade ID #	Index	Swap Volume (Bbls)	Swap Price
2013	10/11/2012	15505861	LLS	401,500	$99.35	2013	12/1/2006	1658498	WTI	182,863	$66.41
2013	10/11/2012	15502756	LLS	109,500	$100.10	2013	12/1/2006	1658557	WTI	3,296	$66.41
2014	10/11/2012	15505861	LLS	474,500	$99.35	2013	12/1/2006	1658558	WTI	5,851	$66.41
						2013	12/1/2006	1658559	WTI	8,000	$66.41
						2014	10/10/2012	N3415883	LLS	109,500	$97.63
						2015	10/19/2012	N3424384	WTI	438,000	$92.75
						2016	10/19/2012	N3424384	WTI	732,000	$92.75

Oil Hedges
ING						BMO
Year	Transaction Date	Trade ID #	Index	Swap Volume (Bbls)	Swap Price	Year	Transaction Date	Trade ID #	Index	Swap Volume (Bbls)	Swap Price
2014	10/10/2012	226301979	LLS	109,500	$97.40	2015	10/10/2012	369033	WTI	18,250	$88.00
2017	10/10/2012	226301775	WTI	164,250	$85.80	2016	10/10/2012	369034	WTI	128,100	$86.00

Total

Year	Total Oil Volume (Bbls)
2013	711,010
2014	693,500
2015	456,250
2016	860,100
2017	164,250

Schedule III

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Fourth Amendment to Credit Agreement

DANMARK HEDGING

Dartmouth Oil Hedges
FY Ended	Index	Volume (Bod)	Swap Price ($/bbl)
2013	NYMEX - WTI	627	$88.20
2014	NYMEX - WTI	1000	87.53
2015	NYMEX - WTI	931	85.65
2016	NYMEX - WTI	868	84.65
2017	NYMEX - WTI	817	84.35

Dartmouth Gas Hedges
FY Ended	Index	Volume (MMBtu/d)	Swap Price ($/MMBtu)	Floor Price ($/MMBtu)	Ceiling Price ($/MMBtu)
2013	NYMEX - HH	767	$3.99
2014	NYMEX - HH	715	4.27
2015	NYMEX - HH	671	4.43
2016	NYMEX - HH	630		4.00	5.55
2017	NYMEX - HH	595		4.00	6.15

Schedule III

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Fourth Amendment to Credit Agreement

ANNEX I

EACH LENDER’S

MAXIMUM CREDIT AMOUNT

AND

APPLICABLE PERCENTAGE OF BORROWING BASE

Name of Lender	Applicable Percentage	Allocation of Borrowing Base	Maximum Credit Amount
Wells Fargo Bank, National Association	10.6436182%	$95,792,563.60	$159,654,272.67
JPMorgan Chase Bank, N.A.	7.2376604%	$65,138,943.25	$108,564,905.41
Royal Bank of Canada	5.4794521%	$49,315,068.49	$82,191,780.82
The Royal Bank of Scotland plc	5.4794521%	$49,315,068.49	$82,191,780.82
Toronto Dominion (New York) LLC	5.4794521%	$49,315,068.49	$82,191,780.82
Bank of America, N.A.	5.4794521%	$49,315,068.49	$82,191,780.82
Bank of Montreal	5.4794521%	$49,315,068.49	$82,191,780.82
Barclays Bank PLC	5.4794521%	$49,315,068.49	$82,191,780.82
Citibank, N.A.	5.4794521%	$49,315,068.49	$82,191,780.82
Credit Agricole Corporate and Investment Bank	5.4794521%	$49,315,068.49	$82,191,780.82
BBVA Compass	4.0410959%	$36,369,863.01	$60,616,438.36
CIBC Inc.	4.0410959%	$36,369,863.01	$60,616,438.36
Comerica Bank	4.0410959%	$36,369,863.01	$60,616,438.36
Credit Suisse AG, Cayman Islands Branch	4.0410959%	$36,369,863.01	$60,616,438.36
Regions Bank	4.0410959%	$36,369,863.01	$60,616,438.36
Scotiabanc Inc.	4.0410959%	$36,369,863.01	$60,616,438.36
U.S. Bank N.A.	4.0410959%	$36,369,863.01	$60,616,438.36
Union Bank, N.A.	4.0410959%	$36,369,863.01	$60,616,438.36
ING Capital LLC	3.2876712%	$29,589,041.10	$49,315,068.49
Capital One, N.A.	2.6666667%	$24,000,000.00	$40,000,000.00

TOTAL:	100.000000000%	$900,000,000	$1,500,000,000

Annex I

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Fourth Amendment to Credit Agreement